EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Fourth Quarter and Full Year 2007

 -- Fourth quarter revenue increases 73.9 percent to $26.9 million
 -- Fourth quarter operating income margin increases to 27.1 percent on Income from Operations of $7.3 million
 -- Fourth quarter net income increases 188.5 percent to $5.3 million

BUENOS AIRES, Argentina, March 5, 2008 (PRIME NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), host of the largest online trading and payments platform in Latin America, today reported financial results for the fourth quarter and full year ended December 31, 2007.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc. commented, "2007 was a year of significant achievements and milestones for MercadoLibre, the highlight of which was our successful transition to a publicly-traded company listed on The Nasdaq Stock Market in the United States. Throughout the year, we further strengthened our leadership position in e-commerce delivering strong operational and financial performance. Our robust performance continued into the fourth quarter as we delivered revenue growth of 73.9% and operating income margins of 27.1%. Growth rates were strong across all of our business units as well as all of our key geographies. Clearly, we are continuing to benefit from the positive growth trends influencing internet, broadband and PC penetration rates in Latin America, and we believe this course will persist for many years to come."

Financial Results

Fourth Quarter Results

MercadoLibre reported consolidated net revenues for the three months ended December 31, 2007 of $26.9 million, representing a quarterly year over year growth rate of 73.9%. Revenue growth was driven by strong results in both the marketplace and payments businesses. Marketplace revenues grew 61.5% to $21.1 million while Payments revenues grew 141.1% to $5.8 million.

Gross profit grew 75.6% over fourth quarter 2006 to $20.7 million, representing gross profit margins, defined as gross profits as a percentage of revenues, of 77.1%. Income from operations grew 260.0% for the same period to $7.3 million. Operating income margin, defined as income from operations as a percentage of revenues, for the fourth quarter was 27.1%.

Net income for the three-month period was $5.3 million, an increase of 188.5% over the $1.8 million of net income for same period of 2006.

Full Year Results

Revenue for the full year ended December 31, 2007 increased 63.5% to $85.1 million compared with $52.1 million for the full year ended December 31, 2006. Marketplace revenues for the full year 2007 grew 55.4% to $69.5 million over 2006 while Payments revenues grew 112.9% to $15.6 million.

Gross profit increased 65.4% to $66.1 million from $40.0 million from the prior year, representing a gross profit margin of 77.7% for 2007. Income from operations increased 287.8% to $20.9 million from $5.4 million for the year ended December 31, 2006. Operating income margin for the full year was up to 24.6% from 10.4% for the previous year.

Net income for the full year ended December 31, 2007 was $9.7 million, compared to $1.1 million during 2006, an increase of 804.1%.

Mr. Galperin concluded, "As we look forward to 2008, we expect to build on the momentum generated over the past year. Our progress in adapting to web 2.0, as well as our other efforts in enhancing our users' overall experience, positions us well for the long-term. Additionally, we intend to leverage our leadership position and the industry dynamics in Latin America to further drive top-line growth and sustain margins throughout the year. Our focus will remain on providing our users with a superior and highly-innovative e-commerce experience, while delivering value to our shareholders."

Key Performance Metrics

The following are highlights on certain key performance metrics for the quarter ended December 31, 2007.

Registered Users -- New confirmed registered users for the three-month period ended December 31, 2007 were 1.6 million. Total confirmed registered users increased to 24.9 million as of December 31, 2007, an increase of 37.1% over the 18.2 million users registered as of December 31, 2006.

Transaction volume -- Gross merchandise volume was $461.0 million for the fourth quarter of 2007, a 40.2% increase from gross merchandise volume of $328.8 million for the same period during 2006. Successful items sold through MercadoLibre totaled 4.8 million during the fourth quarter of 2007, up 17.9% from the 4.1 million successful items sold during the same quarter of 2006. Total payment volume was $56.8 million during the three-month period ending December 31, 2007, a growth of 86.8% over total payment volume of $30.4 million for the same period of 2006.

Conference Call and Webcast

MercadoLibre will host a conference call to discuss results for the quarter and year ending December 31, 2007 on Wednesday, March 5, 2008 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing (719) 325-4891. A live webcast of the conference call can be accessed at the company's investor relations website at http://investor.mercadolibre.com/. An archive will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

New confirmed registered users -- Measure of the number of new users who have registered on the MercadoLibre marketplace and confirmed their registration.

Total confirmed registered users -- Measure of the cumulative number of users who have registered on the MercadoLibre marketplace and confirmed their registration.

Gross merchandise volume -- Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Successful items -- Measure of the number of items sold/purchased through the MercadoLibre marketplace.

Total payment volume -- Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Take rate -- Total net revenues as a percentage of gross merchandise volume.

About MercadoLibre

MercadoLibre is the largest online trading platform in Latin America. We are market leaders in e-commerce in each of Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Uruguay and Venezuela, based on unique visitors and page views during 2006. Additionally, we have recently launched online trading platforms in Costa Rica, the Dominican Republic and Panama. With a market of over 550 million people and a region with one of the world's fastest-growing Internet penetration rates, we provide buyers and sellers a robust online trading environment that fosters the development of a large and growing e-commerce community. We offer a technological and commercial solution that addresses the distinctive cultural and geographic challenges of operating an online trading platform in Latin America.

The MercadoLibre, Inc. logo is available athttp://www.primenewswire.com/newsroom/prs/?pkgid=4193

Forward-Looking Statements

Any statements contained in this press release that are not statements of historical fact, including statements about the company's beliefs and expectations, are forward-looking statements and should be evaluated as such. Such forward-looking statements reflect, among other things, the company's current expectations, plans, projections and strategies, anticipated financial results, future events and financial trends affecting the company's business, all of which are subject to known or unknown risk and uncertainties that may cause the company's actual results to differ materially from those expressed or implied by these forward-looking statements, including general market conditions, adverse changes in the company's markets and other risks disclosed in the company filings with the Securities and Exchange Commission. Because of the risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements.

MELI_F

Financial Tables

All dollar amounts in this release are approximate after giving effect to rounding.

                                          December 31,   December 31,
                                             2007           2006
                                          -------------  -------------
                   Assets
 Current assets:
   Cash and cash equivalents              $ 15,677,407   $  7,143,027
   Short-term investments                   52,300,007      6,320,656
   Accounts receivable                       3,211,252      1,983,003
   Funds receivable from customers          29,162,763     10,188,712
   Prepaid expenses                            283,477        333,570
   Deferred tax assets                       3,445,101      2,904,558
   Other assets                                894,163        246,352
                                          -------------  -------------
     Total current assets                  104,974,170     29,119,878
 Non-current assets:
   Long-term investments                     1,323,789             --
   Property and equipment, net               4,143,204      2,931,470
   Goodwill and intangible assets, net      23,428,646     21,342,315
   Deferred tax assets                         269,596        390,820
   Other assets                                353,395         28,089
                                          -------------  -------------
     Total non-current assets               29,518,630     24,692,694

     Total assets                         $134,492,800   $ 53,812,572
                                          =============  =============

     Liabilities and Shareholders' Equity (Deficit)
 Current liabilities:
   Accounts payable and accrued expenses  $  9,278,138   $  5,708,682
   Funds payable to customers               16,418,177      9,085,013
   Social security payable                   3,778,236      2,722,874
   Taxes payable                             2,493,749      1,735,975
   Loans payable                             9,713,227         97,527
   Deferred tax liabilities                         --             --
   Other liabilities                                --             --
   Provisions                                   69,979        310,848
                                          -------------  -------------
     Total current liabilities              41,751,506     19,660,919
 Non-current liabilities:
   Loans payable                                    --      9,000,000
   Deferred tax liabilities                         --             --
   Other liabilities                         1,068,155      1,803,315
                                          -------------  -------------
     Total non-current liabilities           1,068,155     10,803,315

     Total liabilities                      42,819,661     30,464,234
                                          -------------  -------------

 Commitments and contingencies

 Mandatorily redeemable convertible
  preferred stock, $0.001 par value,
  40,000,000 shares authorized at
  December 31, 2007 and $0.01, par value
  45,600,000 shares authorized,
  27,187,838 shares issued and
  outstanding at December 31, 2006;
  liquidation amount: $78,334,161 at
  December 31, 2006.                                --     64,076,545
                                          -------------  -------------
 Shareholders' equity (deficit):
   Common stock, $0.001 par value,
    110,000,000 shares authorized,
    44,226,563 shares issued and
    outstanding at December 31, 2007 and
    $0.01 par value, 108,800,000 shares
    authorized, 13,166,982 shares issued
    and outstanding at December 31, 2006        44,227        131,670
   Additional paid-in capital              121,890,138      2,694,404
   Preferred stock warrants                         --             --
   Unearned stock-based compensation                --             --
   Accumulated deficit                     (34,363,917)   (44,054,817)
   Accumulated other comprehensive income    4,102,691        500,536
                                          -------------  -------------
     Total shareholders' equity (deficit)   91,673,139    (40,728,207)
                                          -------------  -------------

     Total liabilities, mandatorily
      redeemable convertible preferred
      stock and shareholders'
      equity (deficit)                    $134,492,800   $ 53,812,572
                                          =============  =============

                        Year Ended              Three Months Ended
                       December 31,                December 31,
               ------------- ------------- ------------- -------------
                   2007          2006          2007          2006
               ------------- ------------- ------------- -------------
 Net revenues  $ 85,126,341  $ 52,058,890  $ 26,893,585  $ 15,462,398
 Cost of net
  revenues      (19,001,060)  (12,085,648)   (6,161,044)   (3,653,165)
               ------------- ------------- ------------- -------------
 Gross profit    66,125,281    39,973,242    20,732,542    11,809,232

 Operating
  expenses:
   Product and
    technology
    development  (4,369,376)   (3,066,304)   (1,212,344)     (814,537)
   Sales and
    marketing   (27,598,683)  (23,358,510)   (7,969,681)   (6,711,368)
   General and
    admini-
    strative    (13,223,522)   (8,150,499)   (4,253,290)   (2,256,045)
               ------------- ------------- ------------- -------------
     Total
      operating
      expenses  (45,191,581)  (34,575,313)  (13,435,315)   (9,781,949)
               ------------- ------------- ------------- -------------
 Income from
  operations     20,933,700     5,397,929     7,297,227     2,027,283
               ------------- ------------- ------------- -------------

 Other income
  (expenses):
   Interest
    income        1,609,403       520,508       737,196       342,690
   Interest
    expense
    and other
    financial
    charges      (2,009,781)   (1,743,315)     (792,212)     (465,986)
   Foreign
    currency
    loss         (3,106,515)     (391,981)   (1,299,995)     (273,501)
   Other
    expenses,
    net          (3,006,416)   (1,468,220)           --      (126,173)
               ------------- ------------- ------------- -------------
 Net income
  before
  income /
  asset tax
  expense and
  cumulative
  effect of
  change in
  accounting
  principle      14,420,391     2,314,921     5,942,216     1,504,314
               ------------- ------------- ------------- -------------

 Income / asset
  tax (expense)
  benefit        (4,727,451)   (1,242,838)     (619,824)      340,773
               ------------- ------------- ------------- -------------
 Net income    $  9,692,940  $  1,072,083  $  5,322,392  $  1,845,086
               ============= ============= ============= =============

 Accretion of
  preferred
  stock            (309,299)     (494,878)           --      (123,720)
               ------------- ------------- ------------- -------------
 Net income
  available to
  common
  shareholders $  9,383,641  $    577,205  $  5,322,392  $  1,721,366
               ------------- ------------- ------------- -------------

                 Year Ended December 31,
               ---------------------------
                   2007          2006
               ------------- -------------
 Basic EPS

   Basic net
    income
    available
    to common
    shareholder
    before
    cumulative
    effect of
    change in
    accounting
    principle
    per common
    share      $       0.22  $       0.01

   Cumulative
    effect of
    change in
    accounting
    principle            --            --
               ------------- -------------
   Basic net
    income
    available
    to common
    shareholder
    per common
    share      $       0.22  $       0.01
               ============= =============

   Weighted
    average
    shares       25,149,405    13,149,139
               ============= =============

 Diluted EPS

   Diluted net
    income
    available
    to common
    shareholder
    before
    cumulative
    effect of
    change in
    accounting
    principle
    per common
    share      $       0.22
   Cumulative
    effect of
    change in
    accounting
    principle
    per common
    share                --
               -------------
   Diluted net
    income
    available
    to common
    shareholder
    per common
    share      $       0.22
               =============
   Weighted
    average
    shares       25,478,336
               =============

                                              Year Ended December 31,
                                                2007          2006
                                            ------------  ------------
 Cash flows from operations:
  Net income                                $  9,692,940  $  1,072,083
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
   Depreciation and amortization               2,307,649     2,016,939
   Interest expense                                   --        96,833
   Realized gains on investments                (845,398)     (184,094)
   Unrealized gains on investments              (228,877)      (46,926)
   Stock-based compensation expense -
    stock options                                 15,477        33,223
   Stock-based compensation expense -
    restricted shares                             15,966            --
   Cumulative effect of change in
    accounting principle                              --            --
   Change in fair value of warrants            3,045,992     1,269,377
   Deferred income taxes                        (198,368)   (1,291,549)
   Changes in assets and liabilities:
    Accounts receivable                         (736,431)      403,075
    Funds receivable from customers          (15,517,486)   (6,026,226)
    Prepaid expenses                              56,399      (207,130)
    Other assets                                (967,264)      167,593
    Accounts payable and accrued expenses      4,282,955     4,651,264
    Funds payable to customers                 5,423,976     4,704,108
    Provisions                                  (274,101)     (559,734)
    Other liabilities                            689,154        59,518
                                            ------------  ------------
   Net cash provided by operating
    activities                                 6,762,583     6,158,354
                                            ------------  ------------
 Cash flows from investing activities:
  Purchase of investments                    (75,267,070)   (4,944,956)
  Proceeds from sale of investments           29,765,780     2,184,822
  Payment for purchase of DeRemate, net of
   cash acquired                                      --            --
  Purchase of intangible assets                  (28,748)     (346,365)
  Purchases of property and equipment         (3,058,813)   (2,097,555)
                                            ------------  ------------
   Net cash used in investing activities     (48,588,851)   (5,204,054)
                                            ------------  ------------
 Cash flows from financing activities:
  Increase in short term debt                  8,883,104            --
  Decrease in short term debt                         --        (2,057)
  Loans received                                      --            --
  Decrease in short term debt                         --        (2,058)
  Loans received                                      --            --
  Loans paid                                  (9,000,000)   (3,000,000)
  Stock options exercised                         38,576         7,107
  Exercise of Warrants                           749,991            --
  Issuance of common stock                    49,573,239            --
                                            ------------  ------------
 Net cash provided by (used in) financing
  activities                                  50,244,910    (2,994,951)
                                            ------------  ------------
  Effect of exchange rate changes on cash
   and cash equivalents                          115,738       203,840
                                            ------------  ------------
 Net increase (decrease) in cash and cash
  equivalents                                  8,534,380    (1,836,811)
 Cash and cash equivalents, beginning of
  year                                         7,143,027     8,979,838
                                            ------------  ------------

 Cash and cash equivalents, end of year     $ 15,677,407  $  7,143,027
                                            ------------  ------------

The following tables summarize the financial results of our reporting segments

                             Year Ended December 31, 2007
                 -----------------------------------------------------
                                     Marketplaces
                 -----------------------------------------------------
                                                             Other
                    Brazil       Argentina     Mexico      Countries
                 ------------  ------------  -----------  ------------
 Net revenues    $ 37,560,419  $ 11,342,792  $ 9,628,121  $ 10,986,185
 Direct costs     (24,079,798)   (5,657,006)  (6,339,762)   (6,147,572)
                 ------------  ------------  -----------  ------------
 Direct
  contribution     13,480,621     5,685,786    3,288,359     4,838,613

                                  Total       Payments    Consolidated
                              ------------  ------------  ------------

 Net revenues                 $ 69,517,517  $ 15,608,824  $ 85,126,341
 Direct costs                  (42,224,138)  (11,237,121)  (53,461,260)
                              ------------  ------------  ------------
 Direct contribution            27,293,379     4,371,703    31,665,081

 Operating expenses and
  indirect costs of net
  revenues                                                 (10,731,381)
                                                          ------------
 Income from operations                                     20,933,700
                                                          ------------
 Other income (expenses):
  Interest income                                            1,609,403
  Interest expense and other
   financial results                                        (2,009,781)
  Foreign exchange                                          (3,106,515)
  Other expenses, net                                       (3,006,416)
                                                          ------------
 Net income before income /
  asset tax expense                                       $ 14,420,391
                                                          ============

                             Year Ended December 31, 2006
                 -----------------------------------------------------
                                     Marketplaces
                 -----------------------------------------------------
                                                            Other
                    Brazil       Argentina     Mexico      Countries
                 ------------  ------------  -----------  ------------

 Net revenues    $ 25,571,405  $  7,027,681  $ 6,199,110  $  5,930,873
 Direct costs     (18,193,271)   (4,553,777)  (5,040,322)   (4,448,878)
                 ------------  ------------  -----------  ------------
 Direct
  contribution      7,378,134     2,473,904    1,158,788     1,481,995

                                  Total       Payments    Consolidated
                              ------------  ------------  ------------

 Net revenues                 $ 44,729,069  $  7,329,821  $ 52,058,890
 Direct costs                  (32,236,248)   (6,561,532)  (38,797,780)
                              ------------  ------------  ------------
 Direct contribution            12,492,821       768,289    13,261,110

 Operating expenses and
  indirect costs  of net
  revenues                                                  (7,863,181)
                                                          ------------
 Income from operations                                      5,397,929
                                                          ------------

 Other income (expenses):
  Interest income                                              520,508
  Interest expense and other financial
   results                                                  (1,743,315)
  Foreign exchange                                            (391,981)
  Other expenses, net                                       (1,468,220)
                                                          ------------
 Net income before income / asset tax expense             $  2,314,921
                                                          ============

CONTACT: MercadoLibre, Inc.
         Investor Relations contact:
         Pedro Arnt
           +54 (11) 5352 8000
           investor@mercadolibre.com
         Media Relations contact:
         Lorena Diaz Quijano
           +54 (11) 5352 8026
           lorena.diazquijano@mercadolibre.com